Exhibit 99.1

Kineta Announces Appointment of Thierry Guillaudeux, PhD to Chief Scientific Officer

Seattle, WA — (June 28, 2022) Kineta, Inc. (“Kineta” or the “Company”), a clinical-stage biotechnology company focused on the development of novel immunotherapies in oncology, announced today the appointment of Thierry Guillaudeux, PhD to Chief Scientific Officer of the Company. As Chief Scientific Officer, Dr. Guillaudeux will lead Kineta’s R&D team and oversee all of Kineta’s innovative drug programs from discovery through clinical development.

“Dr. Guillaudeux is a highly regarded immunologist and an exceptional leader, and we are pleased to recognize his contributions to the Company with his promotion to Chief Scientific Officer,” said Shawn Iadonato, PhD, Chief Executive Officer of Kineta. “Thierry has been the driving force in expanding Kineta’s pipeline of potential best-in-class immuno-oncology products targeting VISTA, CD27 and our newly unveiled CD24 program.”

Dr. Guillaudeux has over 30 years of experience in immuno-oncology research and development in France and the United States. He joined Kineta in 2019 as SVP, Immuno-oncology and built a world-class research team, expanded Kineta’s proprietary PiiONEER™ platform and advanced the Company’s immuno-oncology pipeline including KVA12.1, a potential best-in-class VISTA blocking immunotherapy. KVA12.1 will be initiating Phase 1 clinical trial in patients with advanced solid tumors in Q4 2022. Prior to joining Kineta in 2019, Dr. Guillaudeux built a strong executive background in academia as an Associate Professor at the University of Rennes 1. He also headed a research laboratory at the French National Institute of Health with more than 60 employees and served as a Vice President in Technology Transfer at the University of Rennes. Dr. Guillaudeux previously served as a board member of Satt ouest valorisation and IRT bcom, two French biotechnology companies .

Dr. Guillaudeux’s fields of expertise are in B cell lymphoma, lung cancer and the tumor microenvironment. He has published over 40 peer-review publications and is a co-inventor of multiple patents. He received his B.S. and M.S. degrees from the University of Rennes and his PhD in Immuno-oncology from the University of Toulouse. He achieved his post-doctorate at the Fred Hutchinson Cancer Research Center and was responsible for the sequencing of the Human Major Histocompatibility Complex I.

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Kineta is a clinical-stage biotechnology company with a mission to develop next generation immunotherapies that transform patients’ lives. Kineta has leveraged its expertise in innate immunity with an intent to develop first or best-in-class immunotherapies that address the major challenges with current cancer therapy. For more information on Kineta please visit www.kinetabio.com, and follow Kineta on Twitter, LinkedIn and Facebook.

PiiONEER™ Platform is focused on developing fully human monoclonal antibodies that target novel innate immune pathways. It was designed for the discovery and development of first or best-in-class immunotherapies that address the major challenges with cancer immune resistance to current therapies. Utilization of the PiiONEER™ Platform results in novel, well-characterized lead antibody therapeutics that can be efficiently advanced into formal IND enabling and clinical studies.

KVA12.1 is a potential best-in-class VISTA blocking immunotherapy to address the problem of immunosuppression in the tumor microenvironment. It is a fully human engineered IgG1 monoclonal antibody that was designed to bind to VISTA through a unique epitope. KVA12.1 may be an effective immunotherapy for many types of cancer including NSCLC (lung), colorectal, renal cell carcinoma, head and neck, and ovarian. These initial target indications represent a significant unmet medical need with a large worldwide commercial opportunity for KVA12.1.

Anti-CD27 mAb program: Kineta has developed a diverse set of anti-CD27 agonist antibodies. They are fully human monoclonal antibodies (mAbs) that demonstrate low nanomolar (nM) binding affinity to CD27 in humans. In preclinical studies, Kineta’s selected lead anti-CD27 agonist mAbs induce T cell proliferation and secretion of cytokines involved in T cell priming and recruitment, demonstrating the ability to potentiate new anti-tumor responses. Kineta is in the final stage of lead selection and plans to nominate a clinical candidate in Q2 2022.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transaction between Yumanity Therapeutics, Inc. (“Yumanity”) and Kineta . In connection with the proposed transaction, Yumanity intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. Yumanity will mail the proxy statement/prospectus to the Yumanity stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective. Investors and securityholders of Yumanity and Kineta are urged to read these materials when they become available because they will contain important information about Yumanity, Kineta and the proposed transaction. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Yumanity may file with the SEC or send to securityholders in connection with the proposed transaction. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Yumanity’s website at www.yumanity.com, on the SEC’s website at www.sec.gov or by directing a request to Yumanity’s Investor Relations at (212) 213-0006 ext. 331.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Yumanity, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Yumanity in connection with the proposed transaction. Information about the executive officers and directors of Yumanity is set forth in Yumanity’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 25, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Yumanity, will be set forth in the proxy statement/prospectus, which will be included in Yumanity’s registration statement on Form S-4 when it is filed with the SEC. You may obtain free copies of these documents as described above.

NOTICE: This press release contains certain forward-looking statements, including without limitation statements regarding Kineta’s plans for pre-clinical and clinical studies, regulatory filings, investor returns, anticipated drug effects in human subjects and other statements that are not historical in nature. You are cautioned that such forward-looking statements are not guarantees of future performance and involve risks and uncertainties inherent in Kineta’s business which could significantly affect expected results, including without limitation progress of drug development, ability to raise capital to fund drug development, clinical testing and regulatory approval, developments in raw material and personnel costs and legislative, fiscal and other regulatory measures. All forward-looking statements are qualified in their entirety by this cautionary statement. Except as required by law, Kineta undertakes no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this press release.

Contact:

Jacques Bouchy

jbouchy@kineta.us

(206) 378-0400